UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

TEMPUS AI, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials Your Vote Counts! before voting. To view the Notice and Proxy Statement and Annual Report, and to obtain directions to attend the TEMPUS AI, INC. meeting, go to: www.ProxyVote.com. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be 2026 Annual Meeting of Stockholders distributed by making them available on the Internet. Vote by May 20, 2026 10:59 PM Central Time ATTN: LEGAL TEMPUS AI, INC. 600 WEST CHICAGO AVENUE, SUITE 510 CHICAGO, IL 60654 V90391-P46886 You invested in TEMPUS AI, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 21, 2026 1:30 PM Central Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TEM2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect nine directors to serve until the next annual meeting and their successors are duly elected and qualified, or until their earlier death, resignation or removal. Nominees: 01) Eric Lefkofsky 06) Wayne A.I. Frederick, M.D. For 02) Peter J. Barris 07) Scott Gottlieb, M.D. 03) Eric D. Belcher 08) Theodore J. Leonsis 04) Jennifer A. Doudna 09) Nadja West, M.D. 05) David R. Epstein 2. To ratify the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the For Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To consider a non-binding advisory vote on the frequency of future stockholder votes to approve the compensation 3 Years of the Company’s named executive officers. NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V90392-P46886